UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

February 9, 2004

Internap Network Services Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-27265	91-2145721
(State or other	(Commission	(IRS Employer
jurisdiction	File Number)	Identification Number)
of incorporation)

250 Williams Street, Atlanta, GA	30303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 302-9700

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 12.    Results of Operations and Financial Condition.

On February 9, 2004, Internap Network Services Corporation issued a press release announcing its financial results for the quarter and year ended December 31, 2003 and providing guidance for 2004. A copy of this press release is attached as Exhibit 99.1.

Exhibits.

99.1 Press release dated February 9, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 9, 2004	INTERNAP NETWORK SERVICES CORPORATION By: /s/ WALTER G. DESOCIO Walter G. DeSocio Vice President—Chief Administrative Officer, General Counsel and Secretary

EXHIBIT INDEX

99.1	Press release dated February 9, 2004.